UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 29, 2005
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of September 29, 2005, relating to the
   J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                        Pass-Through Certificates, Series
                                   2005-LDP4)
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             (Exact name of registrant as specified in its charter)


        New York                   333-126661-02                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                              10017
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                  (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          -------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4. On September 29, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 29, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation and Midland Loan Services, Inc., as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4 (the "Certificates"), issued in twenty-nine classes. The Class A-1, Class A-2,
Class A-2FL, Class A-3A1, Class A-3A2, Class A-4, Class A-SB, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of September 29, 2005 of $2,069,907,000 were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, PNC Capital Markets, Inc. KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of September 22, 2005, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibit.
          ---------------------------------

(c)

Exhibits Pooling and Servicing Agreement, dated as of September 29, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, Midland Loan Services, Inc. J.E. Robert Company, Inc., Wells Fargo Bank, N.A., and LaSalle Bank National Association.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2005


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.


                                       By:    /s/ Charles Lee
                                          ------------------------------------
                                          Name:   Charles Lee
                                          Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------
4                               Pooling and Servicing Agreement,         E
                                dated as of September 29, 2005,
                                among J.P. Morgan Chase
                                Commercial Mortgage Securities
                                Corp., GMAC Commercial Mortgage
                                Corporation, Midland Loan
                                Services, Inc. J.E. Robert
                                Company, Inc., Wells Fargo Bank,
                                N.A., and LaSalle Bank National
                                Association.